 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On February 14, 2024, the Board of Directors (the "Board") of Westwood Holdings Group, Inc. (the "Company") approved an amendment to the Company’s Amended and Restated Certificate of Incorporation. The stockholders of the Company voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation at the Annual Meeting of Stockholders on May 1, 2024.
Attached hereto as Exhibit 3.1 is the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS
(a)    Financial statements of businesses acquired:    Not applicable.
(b)    Pro forma financial information:            Not applicable.
(c)    Exhibits:                    The following exhibits are furnished with this report:

Exhibit Number                    Description
3.1    Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company dated as of December 2, 2024.
104    Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2024

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Murray Forbes III
Murray Forbes III
Chief Financial Officer and Treasurer